PBF Energy (NYSE: PBF) Chalmette Refining, LLC Acquisition Update July 30, 2015

2 Safe Harbor Statements Statements in this presentation and made by management relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, the company’s expectations with respect to timing of the completion of the proposed acquisition; the acquisition highlights and financial overview, including the impact on the company’s earnings; the company’s post-acquisition plans, objectives, expectations and intentions with respect to future earnings and operations, including with respect to any MLP-qualifying assets; the company’s plans for financing the proposed acquisition; and the conditions to the closing of the proposed acquisition and the possibility that the proposed acquisition will not close. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the company's control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks described above, and the risks disclosed in the company’s 2014 Annual Report on Form 10-K and quarterly reports on Form 10-Q and other filings with the SEC. All forward-looking statements speak only as of the date hereof. The company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

3 Transaction Overview  June 18, 2015, PBF announced transaction to acquire Chalmette Refining, LLC for $322 million plus working capital  Assets to be acquired include:  189,000 bpd Chalmette Refinery  100% MOEM Pipeline LLC (MOEM Pipeline and CAM Connection Pipeline)  80% of Collins Pipeline Co and T&M Terminal Co  ~7.5 million barrel capacity crude oil and product storage facilities  Marine, truck and rail terminals  Expected to close in Q4-15

4 Acquisition Highlights  Immediately accretive to earnings  Provides geographic diversification into PADD 3 and increases PBF’s refining capacity by 35%  Expanded commercial and optimization opportunities  Opportunity to improve crude slate economics  Strong logistics connectivity for raw material sourcing and product distribution  Extensive turnaround completed in 2014 with next major turnaround scheduled in 2018  Scale and diversification opportunity for potential transactions with PBFX: MLP-qualifying pre-tax earnings of >$30MM/yr

5 $ in millions (except where noted) EBITDA(1) Acquisition Case $160 Commercial Optimization $55 – 70 Crude sourcing and product distribution optimization Refinery Optimization and Enhancements $30 - $45 Margin improvement initiatives focused on increasing high-value product yield combined with operating unit optimization and improvements PBF-optimized EBITDA $245 - $275 PBF’s Chalmette Anticipated EBITDA Improvements Assumptions LLS $75 per barre Benchmark Crack LLS 3/2/1 @ $11 per barrel Reference Crude Differential $3.5 per barrel under LLS Throughput @ ~80% - 90% utilization 150,000 – 170,000 bpd 1) See appendix for a reconciliation of the non-GAAP financial measures.

6 Appendix

7 $ in millions (except where noted) Chalmette Acquisition Case Annualized Performance Projected PBF Improvements Chalmette Projected Annualized Performance Net Income $66 $51 - $69 $117 - $135 Add: Depreciation and amortization expense 15 __** 15 Add: Interest expense 35 __** 35 Add: Income tax expense @ 40% rate 44 $34 - $46 $78 - $90 EBITDA $160 $85 - $115 $245 - $275 Estimated fully- converted shares outstanding – diluted 92* 92* 92* Estimated adjusted, fully- converted net income per share – diluted $0.72 $0.55 - $0.75 $1.27 - $1.46 Non-GAAP Financial Measures Our management uses EBITDA (earnings before interest, income taxes, depreciation and amortization) as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to readily view operating trends, as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations, and in communications with our board of directors, creditors, analysts and investors concerning our financial performance. EBITDA is not a presentation made in accordance with GAAP and our computation of EBITDA may vary from others in our industry. EBITDA should not be considered as an alternative to operating income or net income as a measure of operating performance. In addition, EBITDA is not presented as, and should not be considered, an alternative to cash flows from operations as a measure of liquidity. EBITDA also has limitations as an analytical tool and should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP. * Represents weighted-average diluted shares outstanding assuming the full exchange of common stock equivalents, including options and warrants for PBF LLC Series A Units and options for shares of PBF Energy Class A common stock as calculated under the treasury stock method. ** Incremental depreciation and interest expense is expected to be de minimis.

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